Subsequent Events	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
(13)
Subsequent Events

In April 2023, the Company’s board of directors approved and declared a quarterly preferred cash dividend on its issued and outstanding preferred shares, payable on June 15, 2023 to holders of record as of June 2, 2023. The dividend declared on Series A Preferred Shares and Series B Preferred Shares were $0.44 and $0.39 per depositary share (rounded to the nearest whole cent), respectively, for a total aggregate amount of $2,625 and $2,344, respectively.

In April 2023, the Company’s board of directors approved and declared a cash dividend of $0.30 per share on its issued and outstanding common shares, payable on June 15, 2023 to holders of record as of June 2, 2023.